Modine Manufacturing Company
Modine Fiscal 2007 Earnings

Forward-Looking Statements
Statements made in this presentation regarding future matters are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, including those regarding a positive impact from new business programs, accretive acquisitions, acceleration of technology, achievement of cost reductions, expansion into niche markets, refocus in global manufacturing footprint, increased cash flow and continued financial returns are based on
Modine's current expectations. Modine's actual results, performance or achievements may differ materially from those expressed or implied in these statements because of certain risks and uncertainties, including international economic changes and challenges; market acceptance and demand for new products and technologies; the ability of Modine to integrate the acquired operations and employees in a timely and cost-effective manner; the ability of Modine, its customers and suppliers to achieve projected sales and production levels; unanticipated product or manufacturing difficulties; and other factors affecting the company’s business prospects discussed in filings made by the company, from time to time, with the SEC including the factors discussed item 1A, Risk
Factors, and in the "Cautionary Factors" section in Item 7 of the company's most recent Annual Report on Form 10-K and its periodic reports on Form 10-Q. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.
In addition, with regard to non-GAAP financial information, Modine provides definitions and a reconciliation of such information to GAAP financial information in the earnings press release that accompanies these slides.
Modine's financial results, as reported herein, are preliminary and subject to possible adjustments.

Key Takeaways
•

More forward transparency
•

Significant headwinds
•

Material costs (aluminum, copper, nickel)
•

Customer pricing
•

Repositioning and globalization costs
•

North American truck market
•

Strong balance sheet and cash flow
•

Operations performance improvements
•

Securing new business - diversification
•

Full year fiscal 2008 - expect improved operating margins
•

Great progress - changing the business model
–

Full year fiscal 2007 - Strategic transition
–

Full year fiscal 2008 - Financial transition
•

Future of the company - BRIGHT

Gross margins 18-20%
Growth 9-13%
ROACE 11-12%
Drives significant new business wins
Changing the Business Model
•

Organizational changes
•

Manufacturing realignment
•

Rationalization
–

 Market/customer/product
•

Technology acceleration
Full Year Progress

Drives significant new business wins
Organizational Changes
New organization structure (Nov. 2006)
•

Five global product groups
•

Regional operations
•

Global / regional customer focus
Key global support staffs
•

New products and R&D - Pull / Push
•

Information systems - global SAP platform
•

Purchasing
(low cost countries, supplier consolidation, standardization)
SG&A cost reduction - $20 million
Further actions under review
Gross margins 18-20%
Growth 9-13%
ROACE 11-12%
Full Year Progress

Drives significant new business wins
Manufacturing Realignment
New capacity in low cost countries
(Regional growth and LCC sourcing)
–

 China (2)   - India    - Hungary   - Mexico
North American capacity reduction and “scale” expansion
•

Four closings announced
•

Consolidation into existing plants
•

20 percent reduction in floor space
Other actions
•

Closed Taiwan plant
•

Purchased Brazil joint venture
Modine Production System
•

Focus - alignment, leadership, speed
•

Multiple tools
–

PDCA, 8D, Kaizen, value stream mapping, Six Sigma
Gross margins 18-20%
Growth 9-13%
ROACE 11-12%
Full Year Progress

Drives significant new business wins
Market, Customer and Product Rationalization
Commercial discipline
•

Walk aways - strategic and profitability hurdles
•

Contract accountability
•

Hardship/surcharge pricing - materials
•

Leverage technology and diversification
•

Expanding partnerships
Market and product evaluation
•

e.g., Electronics Cooling business
•

Automotive - 36 to 25 percent
•

Acquisitions
–

Four in the past three years
•

Exit non-differentiating products
Making choices
•

Profitability (ROACE) over growth
Gross margins 18-20%
Growth 9-13%
ROACE 11-12%
Full Year Progress

Drives significant new business wins
Technology Acceleration
World-class facilities
Expanding predictive modeling capacity (LCC)
New structure
•

Applications • Pull • Push
•

Product roadmaps
Environmental “green” opportunities on the horizon
•

Engine systems - air-cooled EGR
•

High efficiency chillers
•

Solid oxide fuel cell content
–

Distributed power - BloomEnergy
•

Next generation powertrain components
↑

performance       weight       cost
Gross margins 18-20%
Growth 9-13%
ROACE 11-12%
Full Year Progress

1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
2003
2004
2005
2006
2007

2.25
1.50
0.75
2003
2004
2005
2006
2007

Asia

Americas
Europe

Commercial HVAC
•

Significant impact of raw material and price pressures -
   ($1.03)
•

Repositioning and restructuring costs - ($0.27)
•

Tax rate and planning benefits - $0.47
0
$1.79
$0.99
$1.04
$
* From continuing operations
$1.78
Earnings Per Share*
$1.31
$1.8 Billion
Sales*
$1.80B
0
Five Year Sales and Earnings

Commercial
Products and
New Markets
Automotive/Light
Truck 25%
Truck, Heavy duty,
Off-highway
Markets Today
($1.8B Revenues)
Other 4%
Commercial Products 9%
Agriculture and
Construction
14%
Automotive/Light
Truck 36%
Medium/Heavy Truck
and Bus 37%
Medium/Heavy Truck and Bus
Automotive/Light Truck
Markets Five Years
($2.2B+ Revenues - organic only)
Acquisitions add to growth
Growth goal - 9-13 percent
4-6 percent organic
5-7 percent acquisition
Europe
Americas
Asia
Europe
Americas
Asia
?
Fuel Cell
Sales by Market

2.40
2.20
2.00
1.80
1.60
1.40
1.20
1.00
0.80
0.60
$1.78
0.17
0.43
(1.19)
0.67
(0.51)
(0.27)
(0.24)
0.47
$1.31
Fiscal 2006
Volume
Operating performance
Commodity prices
Materials pass through
Pricing
Repositioning
Other
Income tax
Fiscal 2007

\
•

Volume - strength of the
   North American truck and
   global off-highway markets
•

Operating performance -
   improved asset utilization, cost
   reduction initiatives, and
   purchasing savings
•

Net impact of commodity
   prices - unprecedented rise
   in copper, aluminum, and
   nickel and lag impact
•

Customer price downs -
   1.5 percent
•

Repositioning costs
•

Other - warranty, mix,
   non-material cost escalations
E.P.S.
Full Year Fiscal 2007 Earnings Per Share Analysis

0.50
0.40
0.30
0.20
0.10
-
(0.10)
(0.20)
$0.38
(0.20)
0.11
(0.39)
0.29
(0.17)
(0.10)
(0.09)
0.08
($0.09)
Q4 / 2006
Volume
Operating performance
Commodity prices
Materials pass through
Pricing
Warranty
Repositioning
Other
Q4 / 2007

E.P.S.
•

Volume - reduced North
   American truck and
   automotive volumes
•

Net impact of higher
   commodity prices -
   gaining traction on material
   pass-through
•

Repositioning - North
   American plant closing
   related costs
•

Warranty costs - two
   program-related issues in
   Europe
Fiscal 2007 Fourth Quarter Earnings Per Share Analysis

2005
2006
2007
2008 Assumptions
$ per pound
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
-
$3.60
$1.28
Copper
Aluminum
24
21
18
15
12
9
6
3
0
$22.75
Nickel

	Planned Usage	Impact of 5% Price Change
Copper	11 million lbs.	$0.7M
Aluminum	74 million lbs.	$1.6M
Nickel	3 million lbs.	$1.0M
	Total	**$3.3M**
	E.P.S.	**$0.10**

Metals Pricing and Sensitivity

25%
21%
22%
21%
19%
16%
18-20 percent long-term
gross margin goal
Our Response
18-20%
16.1-16.5%
Gross Margin Trend
•

Willing to slow growth to increase
   profitability
•

Portfolio rationalization
–

Customers
–

Businesses
•

Electronics Cooling
–

Must meet profitability and
   strategic hurdles
•

Manufacturing base
–

Realignment
–

Modine Production System
•

Product and materials standardization
•

Pricing/commercial negotiations
•

New, next generation technology
   introductions

160
140
120
100
80
60
40
20
0
2003
2004
2005
2006
2007

Strong Cash Flow
Allows for profitable investments and excess cash returns to shareholders
Priority Uses of Cash
(listed in order)
•

Invest for profitable
   growth
•

Acquisitions
•

Dividends/share
   repurchases
$180M
Cash Flow From Operations
$ Millions
Net Income
$102M
Five Year Cash Flow/Priority Uses of Cash

300
270
240
210
180
150
120
90
60
30
0
2003
2004
2005
2006
2007

$
Debt
$ Millions
10%
20%
30%
15%
25%
5%
$179
Debt to Capital
%
Debt to
Capital
0%
35%
40%
Five Year Financial Position
Debt
•

85 percent fixed - average 5.33
   percent
•

Higher level due to acquisitions
   and share repurchases
Debt to Capital
•

Ratio of 26.7 percent
•

Target is to remain below 40
   percent
Other Financial Obligations
•

U.S. defined benefit plan funding
   improved in fiscal 2007 - $12 million

 Sales
Americas – down due to lower U.S. truck volumes – assume 220,000 build – ramp-up of new customer 2nd half

Asia – up from new product wins

Europe – up from increased volumes

Commercial Products – up on market strength

 Metals pricing
Assumptions based on recent market prices

These expectations are subject to a number of assumptions and other factors, and would change significantly if the assumptions change, or if developments transpire outside the company’s control.
Fiscal 2008 Outlook
 Guidance Summary

Fiscal 2007
Fiscal 2008

Low
High

 Net sales
$1.76 billion
$1.65 billion
$1.70 billion

 Gross margin (%)
16.0
16.1
16.5

 Operating margin (%)
2.3
2.8
3.6

 Pre-tax earnings
$39 million
$36 million
$50 million

 Tax rate (%)
(7.6)	29
25

 Earnings per fully diluted share
$1.31
$0.80
$1.20

 Capital spending
$83 million
$85 million
$105 million

 Depreciation
$71 million
$75 million
$80 million

Drives significant new business wins
Changing the Business Model
•

Organizational changes
•

Manufacturing realignment
•

Rationalization
–

 Market/customer/product
•

Technology acceleration
Gross margins 18-20%
Growth 9-13%
ROACE 11-12%
Full Year Progress